Loss per share	12 Months Ended
Dec. 31, 2013
Loss per share [Abstract]
Loss per share
16.     Loss per share

Basic loss per share is calculated by dividing the net loss available to common shareholders by the average number of common shares of Ardmore outstanding during the periods. Diluted earnings per share is calculated by adjusting the net loss available to common shareholders and the weighted average number of common shares used for calculating basic earnings per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the year ended
	Dec 31,2013	Dec 31,2012	Dec 31,2011
Numerator:
Net loss available to common shareholders	(3,842,603)	(4,539,093)	(2,975,270)
Denominator:
Weighted average number of shares	12,241,599	8,049,500	8,049,500

Loss per share, basic and diluted	(0.31)	(0.56)	(0.37)